PROMISSORY NOTE
                                 AMENDMENT NO. 1

     This Amendment No. 1 to the Promissory Note (the "Note") dated June 1, 1994 from MERIX CORPORATION ("Maker") to TEKTRONIX, INC. ("Payee"), is entered into as of March 19, 1999. All capitalized terms not otherwise defined in this Amendment shall have the meanings given to them in the Note.

     Maker and Payee agree that the remaining principal and interest under the Note, which is due in full on the last Friday in May 1999, shall instead be payable as follows:

     (1) On the last Friday in May 1999, accrued interest only, in the amount of $171,919.70; and

     (2) On each of June 1, 2000 and June 1, 2001, $1,149,280.02 in principal, plus accrued interest.

     All principal and interest shall have been paid on or before June 1, 2001.

     IN WITNESS WHEREOF, Maker and Payee have executed this Amendment No. 1 as of the date written above.

MERIX CORPORATION                      TEKTRONIX, INC.

By: DEBI COLEMAN                       By: CARL W. NEUN
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Name: Debi Coleman                     Name: Carl W. Neun
      ----------------------------           ----------------------------
Title: Chief Executive Officer         Title: Chief Financial Officer
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